Trust for Advised Portfolios
Supplement dated March 30, 2023
to the Prospectus dated July 31, 2022
for the
Bramshill Income Performance Fund

We are pleased to inform you that effective April 29, 2023, the initial investment minimum for the Institutional Class of the Bramshill Income Performance Fund (the “Fund”) will decrease from $100,000 to $1,000 and the subsequent investment minimum will decrease from $5,000 to $100.

Also effective April 29, 2023, the initial investment minimum for the Investor Class of the Fund will decrease from $1,000 to $100 and the subsequent investment minimum will decrease from $100 to no minimum.

Effective April 29, 2023, the following changes are made to the Fund’s Prospectus:

The table under “Purchase and Sale of Fund Shares” on page 7 of the Prospectus is replaced with the table below to reflect the new investment minimums:

	Institutional Class	Investor Class
Minimum Initial Investment	$1,000	$100
Minimum Subsequent Investment	$100	No Minimum

The first paragraph under “How to Buy Shares” on page 18 of the Prospectus is replaced with the paragraph below to reflect the new investment minimums:

The minimum initial investment amount for the Institutional Class shares is $1,000 and the minimum subsequent investment amount is $100. The minimum initial investment amount for the Investor Class shares is $100 and there is no minimum subsequent investment amount.

Please retain this supplement with your Prospectus for future reference.